UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

UNDER ARMOUR, INC.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

See the reverse side of this notice to obtain proxy materials and voting instructions.

Meeting Information

Meeting Type:

For holders as of:

Date: Time:

Location:

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UNDER ARMOUR, INC.

UNDER ARMOUR, INC.

ATTN: CORPORATE SECRETARY

1020 HULL STREET

BALTIMORE, MD 21230

Annual Meeting

February 19, 2010

May 04, 2010 10:00 AM EST

Cheer Building

1450 Beason Street

Baltimore, MD

How To Vote

Please Choose One of The Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Before You Vote

How to Access the Proxy Materials

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requesting a copy. Please choose one of the following methods to make your request:

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2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

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1. Notice & Proxy Statement 2. Annual Report & 10k

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2010 to facilitate timely delivery.

Voting items

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The Board of Directors recommends that you

vote FOR the following:

1. Election of Directors

Nominees

01 Kevin A. Plank 02 Byron K. Adams, Jr. 03 Douglas E. Coltharp 04 Anthony W. Deering 05 A.B. Krongard

06 William R. McDermott 07 Harvey L. Sanders 08 Thomas J. Sippel

The Board of Directors recommends you vote FOR the following proposal(s):

2 Ratification of Appointment of Independent Registered Public Accounting Firm

NOTE: Transaction of such other business as may properly come before the meeting or any adjournment thereof.

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